U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 12, 2004

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                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Colorado
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            000-17325                                   88-0218499
    (Commission File Number)               (I.R.S. Employer Identification No.)

             5444 Westheimer Road, Suite 1570, Houston, Texas 77056 (Address of principal executive offices including zip code)

                                 (713) 626-4700
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 99        Press Release dated July 13, 2004


ITEM 9. REGULATION FD DISCLOSURE

        See Exhibit 99

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

                                   By: /s/   CHUDE MBA
                                       ------------------------
                                       Chude Mba, President

DATE: July 13, 2004

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                                INDEX OF EXHIBITS
   Exhibit
   Number                        Description of Exhibit
   -------      ----------------------------------------------------------------
     99         Press Release dated July 13, 2004.